UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A
 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota		55432
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (763) 514-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 7, 2007, Medtronic, Inc. (“Medtronic”) filed a Current Report on Form 8-K to report the merger of Jets Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Medtronic (“Merger Sub”), with and into Kyphon Inc., a Delaware corporation (“Kyphon”). In that filing, Medtronic indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01. This amendment to the November 7, 2007 Current Report on Form 8-K is being filed to provide such financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The following financial statements of the business acquired are included in this report:

The required audited financial statements of Kyphon Inc. at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required unaudited interim financial statements of Kyphon Inc. at September 30, 2007 and for the three and nine months ended September 30, 2007 and 2006 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)	Pro forma financial information.

The required unaudited pro forma combined condensed Balance Sheet of Medtronic as of October 26, 2007 and the required unaudited pro forma combined condensed Statements of Operations of Medtronic for the six months ended October 26, 2007 and the year ended April 27, 2007 are attached hereto as Exhibit 99.4 and are incorporated in their entirety herein by reference.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of July 26, 2007, by and among Medtronic, Inc., Jets Acquisition Corporation and Kyphon Inc. (incorporated by reference to Medtronic’s Current Report on Form 8-K filed on July 30, 2007).

23.1	Consent of independent registered public accounting firm.

99.1	Press Release of Medtronic, Inc., dated November 2, 2007 (incorporated by reference to Medtronic’s Current Report on Form 8-K filed on November 7, 2007).

99.2	Audited Financial Statements at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 for Kyphon Inc.

99.3	Unaudited Interim Financial Statements at September 30, 2007 and for the three and nine months ended September 30, 2007 and 2006 for Kyphon Inc.

99.4

Unaudited pro forma combined condensed Balance Sheet of Medtronic as of October 26, 2007 and the unaudited pro forma combined condensed Statements of Operations of Medtronic for the six months ended October 26, 2007 and the year ended April 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

By /s/ Gary L. Ellis
Date: January 18, 2008	Gary L. Ellis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of July 26, 2007, by and among Medtronic, Inc., Jets Acquisition Corporation and Kyphon Inc. (incorporated by reference to Medtronic’s Current Report on Form 8-K filed on July 30, 2007).

23.1	Consent of independent registered public accounting firm.

99.1	Press Release of Medtronic, Inc., dated November 2, 2007 (incorporated by reference to Medtronic’s Current Report on Form 8-K filed on November 7, 2007).

99.2	Audited Financial Statements at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 for Kyphon Inc.

99.3	Unaudited Interim Financial Statements at September 30, 2007 and for the three and nine months ended September 30, 2007 and 2006 for Kyphon Inc.

99.4

Unaudited pro forma combined condensed Balance Sheet of Medtronic as of October 26, 2007 and the unaudited pro forma combined condensed Statements of Operations of Medtronic for the six months ended October 26, 2007 and the year ended April 27, 2007